LOAN TRANCHE ____



This instrument was prepared by and, when recorded, should be returned to:

ATHERTON CAPITAL INCORPORATED
1001 Bayhill Drive, Suite 155
San Bruno, California 94066
Attention:  David L. Elder


================================================================================
                               LEASEHOLD MORTGAGE,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING


                       dated as of _________________, 1997

                                      from

                                   SYBRA, INC.
                             a Michigan corporation,

                                  as Mortgagor,

                                       to

                          ATHERTON CAPITAL INCORPORATED
                             a Delaware corporation

                                  as Mortgagee

================================================================================

          Property: [ ] County, __________________(Restaurant No. ____)

                                                                LOAN TRANCHE ___

                               LEASEHOLD MORTGAGE,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

          THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (herein called this "Leasehold Mortgage") dated as of ___________________, 1997, is executed by SYBRA, INC., a Michigan corporation, as the surviving entity of a merger with Newco, as the mortgagor (herein, together with its successors and assigns, called the "Mortgagor"), with a mailing address at [ ], Michigan _________, to ATHERTON CAPITAL INCORPORATED, a Delaware corporation, as the mortgagee (herein, together with its successors and assigns, called the "Mortgagee"), with a mailing address at 1001 Bayhill Drive, Suite 155, San Bruno, California 94066.

                                    RECITALS:

          A. Loan Agreement. Reference is hereby made to that certain Loan Agreement (the "Loan Agreement") dated as of the date hereof by and between Mortgagor, as borrower, and Mortgagee, as lender. Pursuant to the Loan Agreement, Mortgagee has agreed to loan certain funds to Mortgagor (the "Loan") and Mortgagor has executed and delivered to Mortgagee those certain promissory notes evidencing Mortgagor's obligation to repay the Loan (individually a "Note" and collectively as the "Note").

          B. Secured Obligations. The obligations secured by this Leasehold Mortgage (the "Obligations") are comprised at any time of the following:

          (i) the full and punctual payment by Mortgagor when due of (a) all principal of and interest on the Loan and the Note, the aggregate principal amount as of the date hereof is [ ] Dollars and No/100 ($[ ],000.00); and (b) all other amounts payable by Mortgagor pursuant to the Loan Agreement, the Note or any other Loan Document;

          (ii) the full and punctual payment when due of all amounts payable by Mortgagor under this Leasehold Mortgage, including, without limitation, indemnification obligations and advances made to protect the Subject Property;

          (iii) the performance and observance by Mortgagor of each other term, covenant, agreement, requirement, condition and other provision to be performed or observed by Mortgagor under any Loan Document; and

          (iv) the performance and observance by Mortgagor of each other term, covenant, agreement, requirement, condition and other provision to be performed or observed by Mortgagor under all amendments, supplements, consolidations, replacements, renewals, extensions or other modifications of the foregoing, in each case whether now existing or hereafter arising.

The Obligations shall include, without limitation, any interest, Yield Maintenance Amount, costs, fees and expenses which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Mortgagor.

                                GRANTING CLAUSES

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the purpose of securing the due and punctual payment, performance and observance of the Obligations and intending to be bound hereby, Mortgagor hereby grants, conveys, mortgages, transfers and assigns to Mortgagee as expressly set forth below, and for the purpose and upon the terms and conditions hereinafter set forth, with power of sale and right of entry and possession, subject to the provisions of Section 6.15, all of the property and rights described in the following Granting Clauses (all of which property and rights are herein collectively called the "Subject Property"), to wit:

GRANTING CLAUSE I.

          Land. All estate, right, title and interest of Mortgagor, if any, in, to, under or derived from those certain lots, pieces, tracts or parcels of land located in certain cities and/or counties in the State of ____________________, more particularly described in Exhibit A, Part I attached hereto and incorporated herein by this reference (the "Real Estate"; together with the Leasehold Estate, herein called the "Land").

          Leasehold Estate. All estate, right, title and interest of Mortgagor in, to, under or derived from the lease described in Exhibit A, Part II (the "Site Lease") affecting the Real Estate (the "Leasehold Estate"); together with all amendments, supplements, consolidations, extensions, renewals and other modifications of the Site Lease now or hereafter entered into in accordance with the provisions thereof; together with all other, further, additional or greater estate, right, title or interest of Mortgagor in, to, under or derived from the Real Estate, the Leasehold Estate and the Improvements now or hereafter located thereon which may at any time be acquired by Mortgagor by the terms of the Site Lease by reason of the exercise of any option thereunder or otherwise.

GRANTING CLAUSE II.

          Improvements. All right, title and interest of Mortgagor, if any, in, to, under or derived from all buildings, structures, facilities and other improvements of every kind and description now or hereafter located on the Land or attached to the improvements which by the nature of their location thereon or attachment thereto are real property under applicable law (the foregoing being collectively the "Improvements"; and the Land with the Improvements thereon and Equipment therein and Appurtenant Rights thereto being collectively called the "Property").

GRANTING CLAUSE III.

          Equipment. All estate, right, title and interest of Mortgagor in, to, under or derived from all machinery, equipment, fixtures and accessions thereof and renewals, replacements thereof and substitutions therefor, and all other customary franchise fast food restaurant equipment and other tangible property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Land, or usable exclusively in connection with the present or future operation and occupancy of the Land or the Improvements (hereinafter collectively called the "Equipment").

GRANTING CLAUSE IV.

          Appurtenant Rights. All estate, right, title and interest of Mortgagor, if any, in, to, under or derived from all tenements, hereditaments and appurtenances now or hereafter relating to the Property; all development, operating or similar rights appurtenant to the Land (including, without limitation, all rights arising from reciprocal access agreements, use or development agreements, and parking agreements); and all easements, licenses and rights of way now or hereafter appertaining to the Property (hereinafter collectively called "Appurtenant Rights").

GRANTING CLAUSE V.

          General Intangibles, Payment Rights and Agreements. All estate, right, title and interest of Mortgagor in, to, under or derived from all contract rights, chattel paper, instruments, general intangibles, accounts, guaranties and warranties, letters of credit, and documents, in each case relating to the Property or to the present or future operation or occupancy of the Property, and all plans, specifications, maps, surveys, studies, records, insurance policies, guarantees and warranties, all relating to the Property or to the present or future operation or occupancy of the Property, all management contracts, all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities relating to the Property (the foregoing being herein collectively called the "Agreements") and all other agreements affecting or relating to the use, enjoyment or occupancy of the Land or the Equipment.

GRANTING CLAUSE VI.

          Leases. All estate, right, title and interest of Mortgagor in, to, under and derived from any lease, tenancy, subtenancy, license, concession or other occupancy agreement relating to the Property (together with all amendments, supplements, consolidations, replacements, restatements, extensions, renewals and other modifications of any thereof) (the "Leases"), other than the Site Lease assigned under Granting Clause I, now or hereafter in effect, whether or not of record; and the right to bring actions and proceedings under the Lease or for the enforcement thereof and to do anything which Mortgagor or any lessor is or may become entitled to do under the Lease.

GRANTING CLAUSE VII.


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

          Rents, Issues and Profits. All estate, right, title and interest of Mortgagor in, to, under or derived from all rents, royalties, issues, profits, receipts, revenue, income, earnings and other benefits now or hereafter accruing with respect to all or any portion of the Property, including all rents and other sums now or hereafter payable pursuant to the Leases; and all other claims, rights and remedies now or hereafter belonging or accruing with respect to the Property, including oil, gas and mineral royalties (herein collectively called the "Rents"), all of which Mortgagor hereby irrevocably directs be paid to Mortgagee, subject to the license granted to Mortgagor pursuant to Section 5.07, to be held, applied and disbursed as provided herein.

GRANTING CLAUSE VIII.

          Permits. All estate, right, title and interest of Mortgagor in, to, under or derived from all licenses, certificates, variances, consents and other permits now or hereafter pertaining to the Property and all estate, right, title and interest of Mortgagor in, to, under or derived from all tradenames or business names relating to the Property or the present or future operation or occupancy of the Property (herein collectively called the "Permits"), excluding, however, from the grant under this Granting Clause (but not the definition of the term "Permits" for the other purposes hereof) any Permits which cannot be transferred or encumbered by Mortgagor without causing a default thereunder or a termination thereof.

GRANTING CLAUSE IX.

          Proceeds and Awards. All estate, right, title and interest of Mortgagor in, to, under or derived from all proceeds of any sale, transfer, taking by Condemnation (or any proceeding or purchase in lieu thereof), whether voluntary or involuntary, of any of the Subject Property described above, including all Insurance Proceeds and awards and title insurance proceeds, now or hereafter relating to any of the Subject Property, all of which Mortgagor hereby irrevocably directs be paid to Mortgagee to the extent provided hereunder, to be held, applied and disbursed as provided in this Leasehold Mortgage.

          TO HAVE AND TO HOLD the Subject Property unto Mortgagee, its successors and assigns, under and subject to the terms and conditions of this Leasehold Mortgage, including, but not limited to, Section 6.15, and for the security and enforcement of the prompt and complete payment and performance when due of all of the Obligations and the performance and observance by Mortgagor of all covenants, obligations and conditions to be performed or observed by Mortgagor pursuant to the Loan Agreement, the Note, and the other Loan Documents.

          PROVIDED, HOWEVER, that this Leasehold Mortgage is upon the condition that, if Mortgagor shall pay in full all of the Obligations and perform and observe all such covenants, obligations and conditions, this Leasehold Mortgage shall cease, terminate pursuant to and in accordance with Section 6.02 and, thereafter, be of no further force effect (except as provided in Sections 4.01, 4.02 and 5.06 hereof); otherwise this Leasehold Mortgage shall, subject to the provisions of Section 6.15, remain and be in full force and effect.

          FURTHER PROVIDED, that Mortgagee may from time to time release or reconvey all or a portion of the Subject Property, in accordance with the terms and conditions of the Loan Agreement and applicable law.

          MORTGAGOR ADDITIONALLY COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Definitions. Capitalized terms used, but not otherwise defined herein, are defined in, or by reference to the Loan Agreement and have the same meanings herein as therein.

                                   ARTICLE II

                        CERTAIN WARRANTIES AND COVENANTS
                                  OF MORTGAGOR

          SECTION 2.01. Authority and Effectiveness. (a) Mortgagor represents, warrants and covenants that (i) Mortgagor is and shall be a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, and qualified to do business and in good standing in the state in which the Property is located and has and will have all governmental licenses, authorizations, consents and other qualifications required to carry on its business as now conducted, and, subject to the provisions of Section 6.15, to execute, deliver and perform this Leasehold Mortgage; (ii) the execution, delivery and performance by Mortgagor of this Leasehold Mortgage are within Mortgagor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not and, subject to the provisions of Section 6.15, will not contravene, or constitute a default under, any provision of the organizational documents of Mortgagor or of any agreement, judgment, injunction, order, decree or other instrument binding upon Mortgagor or relating to the Property; and (iii) subject to the provisions of Section 6.15, this Leasehold Mortgage constitutes a legal, valid, binding and enforceable agreement of Mortgagor.

          (b) Mortgagor shall cause the representations and warranties in subsection (a) of this Section to continue to be true in each and every respect at all times prior to the termination of this Leasehold Mortgage.

          SECTION 2.02. Title and Further Assurances. (a) Subject to the provisions of Section 6.15, Mortgagor hereby represents and warrants to Mortgagee that:

               (i) Mortgagor is the owner of a valid and subsisting leasehold interest in the Land and the Improvements and holds good and marketable title to the Improvements, the Equipment and the other Subject Property, free from all liens, security interests, Leases, charges or encumbrances whatsoever, except for such liens as are permitted under the Loan Agreement. Notwithstanding anything else herein to the contrary, Mortgagor makes no representation or warranty with respect to any interest in the fee to the real property upon which the Subject Property is located (the "Fee Interest") or to any rents or income arising therefrom;

               (ii) Mortgagor has good and lawful right to mortgage the Subject Property to Mortgagee without the consent of any Person other than those consents which have been obtained;

               (iii) the lien created by this Leasehold Mortgage constitutes a valid, binding and enforceable lien on the Subject Property; and

               (iv) the Site Lease creates and constitutes in the tenant thereunder a valid and subsisting leasehold interest in the Leasehold Estate; the Site Lease has not been modified or amended, except as disclosed to Mortgagee in writing; there is no default under the Site Lease, all rents due have been paid in full; no action has commenced and is pending to terminate the Site Lease; and Mortgagor is the owner of the leasehold interest under the Site Lease and Mortgagor is the owner of the Improvements, in each case subject to the provisions of the Site Lease.

          (b) Subject to the provisions of Section 6.15, Mortgagor shall (i) cause the representations and warranties in subsection (a) of this Section to continue to be true in each and every respect at all times prior to the termination of this Leasehold Mortgage; and (ii) preserve, protect, warrant and defend (A) the estate, right, title and interest of Mortgagor in and to its Subject Property (B) the validity, enforceability and priority of the lien this Leasehold Mortgage, and (C) the right, title and interest of Mortgagee and any purchaser at any sale of the Subject Property hereunder or relating hereto.

          (c) Upon the recording of this Leasehold Mortgage in the county recording office of the county in which the Land is located, the lien of this Leasehold Mortgage shall be a perfected mortgage lien and fixture filing on the Subject Property.

          (d) Subject to the provisions of Section 6.15, Mortgagor shall perform all acts that may be necessary to continue, maintain, preserve, protect and perfect the Subject Property, the lien granted to Mortgagee therein and the perfected priority of such lien. Upon request by Mortgagee, Mortgagor shall at its sole cost and expense (i) promptly correct any defect or error which may be discovered in this Leasehold Mortgage or any financing statement or other document relating hereto; and (ii) promptly execute, acknowledge, deliver, record, and re-record, register and re-register, and file and re-file this Leasehold Mortgage and any fixture filings, financing statements or other documents which Mortgagee may reasonably require from time to time (all in form and substance reasonably satisfactory to Mortgagee) in order (A) to effectuate, complete, perfect, continue or preserve the lien of this Leasehold Mortgage on the Subject Property, whether now owned or hereafter acquired, (B) to correct or change the name of Mortgagor following any change in its identity, sale of the Subject Property, or assumption of the Loan pursuant to Section 2.07(b), or (C) to effectuate, complete, perfect, continue or preserve any right, power or privilege granted or intended to be granted to Mortgagee hereunder.

          SECTION 2.03. Secured Obligations. Mortgagor shall duly and punctually pay, perform and observe the Obligations binding upon Mortgagor.


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



          SECTION 2.04. Impositions. Subject to Section 2.06 and Section 2.09, Mortgagor shall (i) duly and punctually pay all Impositions before any fine, penalty, interest or cost may be added for nonpayment; and (ii) promptly notify Mortgagee of the receipt by Mortgagor of any notice of default in the payment of any Imposition. The term "Impositions" means all taxes, assessments and other governmental charges, ground rents, or other rents, charges, excises, levies, fees and other charges (public or private) which may be assessed, levied or imposed on, or in respect of or be a lien upon the Subject Property or any part thereof or any interest therein.

          SECTION 2.05. Compliance with Legal and Insurance Requirements. (a) Mortgagor represents and warrants that (i) as of the date hereof, the Property and the use and operation thereof comply with all Legal Requirements (as defined below), Insurance Requirements (as defined below) and Contractual Obligations except for any failure to comply therewith which could not have a Material Adverse Effect; (ii) there is no material default under any Legal Requirement, Insurance Requirement and Contractual Obligation; and (iii) subject to the provisions of Section 6.15, the execution, delivery and performance of this Leasehold Mortgage does not require any consent the failure of which to obtain would contravene any provision of and constitute a material default under, any Legal Requirement, Insurance Requirement or Contractual Obligation. Notwithstanding the limitations set forth in the preceding sentence, Mortgagor represents and warrants that as of the date hereof, the Property and the use thereof comply with all Environmental Laws and that Mortgagor has complied and shall comply with all Environmental Laws.

          (b) Subject to Section 2.06 and Section 2.09, Mortgagor shall promptly perform and observe, or cause to be performed and observed and cause the Property to comply with, if the failure to so perform and observe would have a Material Adverse Effect, (i) all laws, rules, regulations, judgments, orders, permits, licenses, authorizations and other requirements of and agreements with all governments, department agencies, courts and officials, which now or hereafter shall be applicable to the Subject Property or any part thereof or any use or condition thereof including, without limitation, all Environmental Laws (herein collectively called the "Legal Requirements"); (ii) all terms of any insurance policy covering or applicable to the Subject Property or any part thereof as required by the Loan Agreement, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to the Subject Property or any part thereof or any use or condition thereof (herein collectively called the "Insurance Requirements"); and
(iii) all Permits required for any construction, reconstruction, repair, alteration, addition, improvement, maintenance, use and operation of the Property.

          (c) Mortgagor shall promptly notify Mortgagee of the receipt by Mortgagor of any notice of default under any Legal Requirement, Insurance Requirement, Contractual Obligation or Permit or of the receipt by Mortgagor of any notice of any threatened or actual termination of any Permit or Insurance Policy, Franchise Agreement or Site Lease and furnish to Mortgagee a copy of such notice of default or termination.

          SECTION 2.06. Impound and Security Account. At Mortgagee's option and upon its demand and except where and to the degree prohibited by law, Mortgagor shall, until all Obligations have been paid in full, pay to Mortgagee each month an amount estimated by Mortgagee to be equal to (i) the Impositions, (ii) all payments and premiums with respect to the Insurance Requirements, and (iii) all lease payments under the Site Lease next due. Estimated payments of Impositions, Insurance Requirements and Site Lease payments shall be calculated by dividing the amount next due by, in each instance, the number of months to lapse preceding the month in which the same, respectively, will become due. All sums so paid shall not bear interest, except to the extent and in the minimum amount required by law, and Mortgagee shall, unless Mortgagor is otherwise in default hereunder or under any obligation secured hereby, apply said funds to the payment of, or at the sole option of Mortgagee timely release said funds to Mortgagor for timely application to and payment of, such Impositions, Insurance Requirements and Site Lease payments. However, upon the occurrence of an Event of Default by Mortgagor hereunder or under any obligation secured hereby, Mortgagee may, at its sole option, apply all or any part of said sums to any Obligations or to advance sums to pay such Imposition, Insurance Requirement or Site Lease payment, which advance shall not cure Mortgagor's Default hereunder.

          SECTION 2.07. Sale; Liens. (a) Except as otherwise provided in the Loan Agreement, Mortgagor shall not sell, assign, transfer, convey, lease or permit to be sold, assigned, transferred, conveyed, leased or otherwise disposed of, the Subject Property (other than Inventory sold in the normal course of business) or any part thereof or interest therein (for the purposes of this Section, a "Transfer"), and shall not create, suffer or permit to be created or exist any lien attaching to the Subject Property or any part thereof or interest therein, except as permitted by the Loan Agreement. In the event of any Transfer or the creation, suffering, permitting to be created of any lien attaching to the Subject Property or any part thereof, that is not expressly permitted hereunder or under the terms of the Loan Agreement and is without the prior written consent of Mortgagee, Mortgagee shall have the absolute right at its option, without prior demand or notice, to declare all of the Obligations immediately due and payable and pursue its rights and remedies under Article 5. Consent to one such Transfer or lien shall not be deemed to be a waiver of the right to require the consent to future or successive Transfers or liens. Mortgagee shall have the right to grant or deny such consent in its absolute discretion. If


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



consent should be given to a Transfer and if this Leasehold Mortgage is not released to the extent of the Subject Property transferred or subjected to a lien by a writing signed by Mortgagee and recorded in the proper city, town, county or parish records, then any such Transfer or lien shall be subject to this Leasehold Mortgage and any such transferee shall assume all obligations hereunder and agree to be bound by all of the provisions contained hereunder.

          (b) The Loan may be assumed by a new borrower provided each of the conditions set forth in Section 2.08 of the Loan Agreement are met.

          SECTION 2.08. Status and Care of the Property.

          (a) Mortgagor represents and warrants that (i) the Property is served by all necessary water, sanitary and storm sewer, electric, gas, telephone and other utility facilities which facilities have capacities which are sufficient to serve the current and anticipated future use and occupancy of the Property as presently constructed; (ii) the Property has legal access to public streets or roads sufficient to serve the current and anticipated future use and operation of the Property as presently constructed; (iii) to the extent that the Property is located in an area identified by the Secretary of Housing and Urban Development or a successor thereto as an area having special flood hazards or as an area designated as "flood prone" or a "flood risk area" pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, and any amendments or supplements thereto or substitutions therefor, Mortgagor has purchased flood insurance to the extent available; and (iv) all activities and conditions on the Property are currently in compliance with all Legal Requirements.

          (b) Subject to the terms, conditions and provisions of the Loan Agreement, the Mortgagor (i) shall use and operate the Property, or cause the same to be used and operated, pursuant to the terms and provisions of a Franchise Agreement with Arby's, Inc., a true and correct copy of which has been previously delivered to Mortgagee, and Mortgagor shall continue to operate the Property as a Arby's restaurant and shall not permit or suffer any default to occur under said Franchise Agreement; (ii) agrees that all activities on the Property shall at all times comply with all Legal Requirements; (iii) shall operate and maintain the Property, or cause the same to be operated and maintained, in good order, repair and condition except (subject to the provisions of this Section) for reasonable wear and tear; (iv) subject to the provisions of Section 3.02, shall promptly make, or cause to be made, all repairs, replacements, alterations, additions and improvements of and to the Property necessary or appropriate to keep the Property in good order, repair and condition; (v) shall not initiate or affirmatively support any change in the applicable zoning adversely affecting the Property, seek any variance (or any change in any variance), under the zoning adversely affecting the Property; and
(vi) shall, promptly after receiving notice or obtaining knowledge of any proposed or threatened change in the zoning affecting the Property which would result in the current use of the Property being a non-conforming use, notify Mortgagee thereof and diligently contest the same at Mortgagor's expense by any action or proceeding deemed appropriate by Mortgagor or requested by Mortgagee.

          SECTION 2.09. Permitted Contests. After prior notice to Mortgagee, Mortgagor may contest at Mortgagor's expense, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or lien therefor, any Legal Requirement, or any lien of any laborer, mechanic, materialman, supplier or vendor, provided that (a) the Subject Property, or any part thereof or estate or interest therein, shall not be in any danger of being sold, forfeited or lost by reason of such proceedings; (b) in the case of (i) liens of laborers, mechanics, materialmen, suppliers or vendors or (ii) the Impositions, or liens therefor, such proceedings shall suspend the foreclosure of any such lien or any other collection thereof from the Subject Property; (c) in the case of a Legal Requirement, Mortgagee shall not be in any danger of any criminal liability or, unless Mortgagor shall have furnished a bond or other security therefor reasonably satisfactory to Mortgagee, any additional civil liability for failure to comply therewith, and the Subject Property, or any part thereof or estate or interest therein, shall not be subject to the imposition of any lien as a result of such failure which is not properly contested pursuant to this Section 2.09; and (d) if reasonably required by Mortgagee, Mortgagor shall have furnished to Mortgagee a bond or other security reasonably satisfactory to Mortgagee.

          SECTION 2.10. Inspection. Mortgagee and its authorized agents and employees and any person designated by Mortgagee shall have the right to enter on and into the Property at all reasonable times and, except in the event of an emergency, after reasonable notice for the purpose of inspecting the same, provided such inspection shall not unreasonably disturb business activities at the Property.

          SECTION 2.11. Compliance with Instruments. Mortgagor shall promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all other instruments affecting the Property if the failure to so perform or observe would have a Material Adverse Effect and shall do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of or constituting any portion of the Subject Property if the failure so to do would have a Material Adverse Effect.


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



          SECTION 2.12. Improvements. All improvements on the Land lie wholly within the boundary and building restriction lines of the Land and no improvements on adjoining properties encroach upon the Land in any respect so as to have a Material Adverse Effect on the use, operation or value of the Property.

          SECTION 2.13. Casualty; Condemnation. The Subject Property is free of material damage and waste and, to Mortgagor's knowledge, there is no proceeding pending or threatened for the total or partial Condemnation thereof.

          SECTION 2.14. Zoning and Other Laws. The Property and the use thereof, separate and apart from any other properties, constitute a legal and conforming use in compliance with the zoning regulations for which the Property is located. The Property complies with all applicable subdivision laws, ordinances and regulations, such that failure to comply would not have a Material Adverse Effect. All inspections, licenses and certificates required, whether by law, ordinance, regulation or insurance standards, to be made or issued with respect to the Property have been made by or issued by appropriate authorities, such that a failure to obtain such inspections, licenses or certificates would not have a Material Adverse Effect.

          SECTION 2.15. Site Lease. (a) Mortgagor represents and warrants that
(i) Exhibit A contains a description of the Site Lease; (ii) Mortgagor has furnished to Mortgagee a copy of the Site Lease certified as true and correct by Mortgagor; (iii) except as described in Exhibit A, the Site Lease has not been modified, assigned by Mortgagor or, to the knowledge of Mortgagor, assigned by the landlord thereunder; (iv) the Site Lease is in full force and effect and, to the knowledge of Mortgagor, there is no default, or existing condition which with the giving of notice or passage of time or both would cause a default under the Site Lease; and (v) subject to the provisions of Section 6.15, the execution, delivery and performance of this Leasehold Mortgage do not require any consent under, and will not contravene any provision of or cause a default under, the Site Lease.

          (b) Mortgagor (i) shall duly and punctually pay, perform and observe (unless being paid pursuant to Section 2.06 or being contested pursuant to Section 2.09) all of its obligations under the Site Lease; (ii) shall do all things reasonably necessary or appropriate to enforce, preserve and keep unimpaired the rights of Mortgagor; (iii) shall not enter into any amendment or other agreement or take any other action or fail to take any action that would modify or terminate any rights or obligations of Mortgagor or of the landlord under the Site Lease or subordinate any right of Mortgagor under the Site Lease to any lien; (iv) shall notify Mortgagee in writing not later than ninety (90) days prior to the last date on which Mortgagor can exercise (A) any right to extend the term of the Site Lease or (B) any option to purchase or otherwise acquire the interest of the landlord under the Site Lease, of the existence of such right or option; (v) to the extent the current term of the Site Lease does not extend beyond the maturity date of the Loan, shall exercise (not later than thirty (30) days prior to the last date on which Mortgagor may timely do so) each right or option of Mortgagor under the Site Lease to extend the term thereof; (vi) shall notify Mortgagee (promptly after receipt or contemporaneously when given, as the case may be) of the receipt or giving by Mortgagor of any notice of default under, or any notice of the possible or actual termination of, the Site Lease, accompanied by a copy of such notice (the failure of Mortgagor to comply with this subclause (vi) shall constitute an Event of Default hereunder); and (vii) shall promptly notify Mortgagee, upon Mortgagor's acquisition of knowledge thereof, of the occurrence of any event or condition which with the passage of time or giving of notice would constitute a default under the Site Lease. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor and any subsequent owner of the Property to exercise, in its own name and stead or in the name of Mortgagor, each right or option of Mortgagor under the Site Lease to extend the term thereof or to purchase or otherwise acquire the interest of the landlord under the Site Lease, and for that purpose Mortgagee may execute all necessary documents and instruments to exercise each option and may substitute Persons with like power, Mortgagor or any subsequent owner of the Property hereby ratifying and confirming all that their said attorney or such substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor or any subsequent owner of the Property, if so requested in writing by Mortgagee shall ratify and confirm the exercise of any such option by executing and delivering to Mortgagee or to such purchasers any instrument which, in the judgment of Mortgagee, is suitable or appropriate therefor. Mortgagor acknowledges (i) that this power of attorney is given to Mortgagee in consideration for Mortgagee's (A) making of the Loan and (B) not requiring Mortgagor to exercise the option to extend the term of the Site Lease or exercise any purchase option before the Closing Date, (ii) that it is reasonable for Mortgagee to require the leasehold term to extend beyond the maturity of the Note; (iii) that if any option is exercised by Mortgagee, Mortgagor agrees it is and shall remain solely liable with respect thereto as tenant under the Site Lease and releases Mortgagee from any and all liability with respect thereto or claims relating thereto.

          (c) So long as any portion of the Obligations shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to the Land and the leasehold estate therein created pursuant to the provisions of the Site Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Mortgagor, the owner, or in any other person by purchase, operation of law or otherwise. Mortgagee reserves the right, at any time, to release portions of the Subject Property, including, but not limited to, the leasehold estate created by the Site Lease, with or without consideration, at Mortgagee's election, without waiving or affecting any of its rights hereunder or under the Loan Documents and any such release shall not affect Mortgagee's rights in connection with the portion of the Subject Property not so released.

          (d) So long as any portion of the Obligations remains unpaid, if Mortgagor shall become the owner and holder of the fee title to the Land, the lien of this Leasehold Mortgage shall be spread to cover Mortgagor's fee title to the Land and said fee title shall be deemed to be included in the Subject Property. Mortgagor agrees to execute any and all documents or instruments necessary to subject its fee title to the Land to the lien of this Leasehold Mortgage, in form and substance satisfactory to Mortgagee.

          (e) Mortgagor hereby unconditionally assigns, transfers and sets over to Mortgagee all of Mortgagor's claims and rights to the payment of damages arising from any rejection by the owner of the Site Lease under the Bankruptcy Code. Mortgagee shall have the right to proceed in its own name or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Site Lease, including, without limitation, the right to file and prosecute, to the exclusion of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the owner under the Bankruptcy Code. Subject to the provisions of Section 6.15, this assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Obligations shall have been satisfied and discharged in full. Any amounts received by Mortgagee as damages arising out of the rejection of the Site Lease as aforesaid shall be applied first to all reasonable costs and expenses of Mortgagee (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the exercise of any of its rights or remedies under this Section 2.15(e).

          (f) Mortgagor shall not, without Mortgagee's prior written consent, elect to treat the Site Lease as terminated under Section 365(h)(1) of the Bankruptcy Code. Any such election made without Mortgagee's prior written consent shall be void.

          (g) If pursuant to Section 365(h)(1) of the Bankruptcy Code, Mortgagor seeks to offset against the Rent reserved in the Site Lease the amount of any damages caused by the non-performance by the owner of any of the owner's obligations under the Site Lease after the rejection by the owner of the Site Lease under the Bankruptcy Code, Mortgagor shall, prior to effecting such offset, notify Mortgagee of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. Mortgagee shall have the right, within (10) days after receipt of such notice from Mortgagor, to reasonably object to all or any part of such offset, and, in the event of such reasonable objection, Mortgagor shall not effect any offset of the amounts so objected to by Mortgagee for a period of thirty (30) days after Mortgagee has delivered its objection notice to Mortgagor during which time Mortgagee shall have the right to bring its objections to the attention of any court supervising the bankruptcy of the owner of the Site Lease and both Mortgagee and Mortgagor agree to abide by the decision of any such court. If (A) Mortgagee has failed to object as aforesaid within ten (10) days after notice from Mortgagor or (B) the court fails to render its decision within the above-mentioned thirty (30) day period, Mortgagor may proceed to effect such offset in the amounts set forth in Mortgagor's notice. Neither Mortgagee's failure to object as aforesaid nor any objection or other communication between Mortgagee and Mortgagor relating to such offset shall constitute an approval of any such offset by Mortgagee.

          (h) If any action, proceeding, motion or notice shall be commenced or filed in respect of Mortgagor or the Subject Property in connection with any case under the Bankruptcy Code (other than a case under the Bankruptcy Code commenced with respect to Mortgagor), Mortgagee shall have the option, to the exclusion of Mortgagor, exercisable upon notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by Mortgagee in connection therewith. Mortgagor shall pay to Mortgagee all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings within five (5) days after notice from Mortgagee setting forth such costs and expenses in reasonable detail. Any such costs or expenses not paid by Mortgagor as aforesaid shall be secured by the lien of this Leasehold Mortgage and shall be added to the principal amount of the indebtedness secured hereby. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Site Lease in any such case under the Bankruptcy Code (other than a case under the Bankruptcy Code commenced with respect to Mortgagor) without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld.

          (i) Mortgagor shall promptly, after obtaining knowledge thereof, notify Mortgagee of any filing by or against the owner of the Land of a petition under the Bankruptcy Code, setting forth any information available to Mortgagor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Mortgagor shall promptly deliver to Mortgagee following receipt any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings relating thereto.

          (j) If there shall be filed by or against Mortgagor a petition under the Bankruptcy Code, and Mortgagor, as the tenant under the Site Lease, shall determine to reject the Site Lease pursuant to Section 365(a) of the Bankruptcy Code, then Mortgagor shall give Mortgagee not less than ten (10) days' prior notice of the date on which Mortgagor shall apply to the bankruptcy court for authority to reject the Site Lease. Mortgagee shall have the right, but not the obligation, to serve upon Mortgagor within such 10-day period a notice stating that (i) Mortgagee demands that Mortgagor assume and assign the Site Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code and (ii) Mortgagee covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance of Mortgagor's obligations under the Site Lease. If Mortgagee serves upon Mortgagor the notice described in the preceding sentence, Mortgagor shall not seek to reject the Site Lease and shall seek court approval to comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Mortgagee of the covenant provided for in clause (ii) of the preceding sentence.

          (k) Effective upon the entry of an order for relief in respect of Mortgagor under the Bankruptcy Code, Mortgagor hereby assigns and transfers to Mortgagee a non-exclusive right to apply to the bankruptcy court under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Site Lease may be rejected or assumed.

                                   ARTICLE III

                      INSURANCE, CASUALTY AND CONDEMNATION

          SECTION 3.01. Insurance. Mortgagor shall comply with all of the terms and provisions and shall maintain, or cause to be maintained, with respect to the Property the insurance required by the Loan Agreement. If Mortgagor fails to maintain the insurance policies required to be maintained under this Section, Mortgagee shall have the right (but not the obligation) to obtain such insurance policies and pay the premiums therefor. If Mortgagee obtains such insurance policies or pays the premiums therefor, upon demand, Mortgagor shall reimburse Mortgagee for its expenses in connection therewith, together with interest thereon, pursuant to Section 4.03.

          SECTION 3.02. Casualty and Condemnation. Mortgagor's right to collect or use any Insurance Proceeds or awards resulting from any casualty loss or Condemnation shall be subject to, and applied in accordance with, the terms and provisions of the Loan Agreement. Mortgagor hereby authorizes and directs any affected insurance company and any affected governmental body responsible for such Condemnation to make payment of the Insurance Proceeds or awards directly to Mortgagee. Mortgagor hereby irrevocably assigns to Mortgagee all Insurance Proceeds and awards to which Mortgagor may become entitled by reason of its interests in the Property if a loss occurs.

                                   ARTICLE IV

                          EXPENSES AND INDEMNIFICATION

          SECTION 4.01. Expenses. Upon written demand, Mortgagor (a) shall reimburse Mortgagee for all reasonable out-of-pocket expenses, including reasonable attorneys' fees and expenses, paid or incurred by Mortgagee in connection with (i) any Default or alleged Default, (ii) the perfection, protection, exercise or enforcement of any right or remedy under or with respect to this Leasehold Mortgage or any other Loan Document, and (iii) the execution, delivery, administration or performance of this Leasehold Mortgage or any other Loan Document and any consent or waiver thereunder and any amendment thereof, or
(b) if an Event of Default occurs, shall reimburse Mortgagee for all reasonable out-of-pocket expenses, including reasonable attorneys' fees and expenses, (i) paid or incurred by Mortgagee in connection with (A) such Event of Default and collection, bankruptcy, insolvency and enforcement proceedings resulting therefrom or (B) the exercise or enforcement of any right or remedy under or with respect to this Leasehold Mortgage or any other Loan Document or (ii) otherwise paid or incurred with respect to this Leasehold Mortgage or any other Loan Document, together, in each case, with interest thereon at the Default Rate from the date paid by Mortgagee through the date repaid to Mortgagee, as the case may be. All such funds advanced in the reasonable exercise of Mortgagee's judgment that the same are needed to protect the Subject Property, the lien of this Leasehold Mortgage, or the Obligations are to be deemed obligatory advances hereunder and shall constitute additional indebtedness secured by this Leasehold Mortgage. The obligations of Mortgagor under this Section shall be part of the Obligations and shall survive any foreclosure or transfer in lieu of foreclosure of this Leasehold Mortgage and the release of this Leasehold Mortgage.

          SECTION 4.02. Indemnification. To the fullest extent permitted by law, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee, and its stockholders, directors, officers, employees, beneficial owners, attorneys, agents and other representatives or affiliates of, and partners in, Mortgagee (each an "Indemnified Person") from and against any and all liabilities, losses, actions, fines, injunctions, obligations, claims, damages (whether direct or consequential), penalties, causes of action, costs and expenses of any kind or nature (including, without limitation, in respect of or for reasonable attorneys' fees and expenses whether incurred within or outside the judicial process), imposed upon or incurred by or asserted against any such Indemnified Person including, without limitation, by reason of (i) this Leasehold Mortgage or the Subject Property or any interest therein or receipt of any Rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Subject Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any failure on the part of Mortgagor to perform or comply with any of the terms of this Leasehold Mortgage; (iv) any violation or failure to comply with any Legal Requirement by Mortgagor or the Property in any way; and
(v) performance of any labor or services or the furnishing of any materials or other property in respect of the Subject Property or any part thereof, provided that any claims arising out of the willful misconduct or gross negligence of any Indemnified Person or act of any Indemnified Person after taking title to the Property shall be excluded from the foregoing indemnification of such Indemnified Person. Any amounts payable to Mortgagee by reason of the application of this Section 4.02 shall be secured by this Leasehold Mortgage as an Obligation and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Mortgagee until paid. The obligations and liabilities of Mortgagor under this
Section 4.02 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Leasehold Mortgage and the exercise of any rights or remedies by Mortgagee.

          SECTION 4.03. Interest. If any Obligation arising hereunder (including, to the extent permitted under applicable law, any interest obligation) shall not be paid when due, such Obligation shall bear interest at the Default Rate commencing from the due date through the date paid. Such interest shall be part of the Obligations and shall be secured by this Leasehold Mortgage.

          SECTION 4.04. Increased Costs. In the event of the enactment after the date hereof of any applicable law deducting from the value of the Property for the purpose of taxation of any lien thereon or changing in any way the applicable taxation of mortgages, deeds of trust or other liens or obligations secured thereby, or the manner of collection of such taxes, so as to affect this Leasehold Mortgage, the Obligations or Mortgagee, upon demand by Mortgagee, to the extent permitted under applicable law, Mortgagor shall pay or reimburse Mortgagee for all taxes, assessments or other charges which Mortgagee is obligated to pay as a result thereof. Such taxes, assessments or other charges shall be part of the Obligations and shall be secured by this Leasehold Mortgage.

                                    ARTICLE V

                          DEFAULTS, REMEDIES AND RIGHTS

          SECTION 5.01. Events of Default. The occurrence of any of the following events shall be deemed an event of default ("Event of Default") hereunder and shall, at the option of Mortgagee make all amounts then remaining unpaid on the Obligations immediately due and payable, all without further demand, presentment, notice or other requirements of any kind, all of which are expressly waived by Mortgagor, and the lien, encumbrance and security interest evidenced or created hereby shall be subject to foreclosure in any manner provided for herein or provided for by law and all other remedies available at law or in equity:

          (a) The occurrence of any Event of Default (as defined in the Loan Agreement) under the Loan Agreement; or

          (b) Mortgagor shall default in the performance or observance of any term, covenant or condition required to be observed by Mortgagor under this Leasehold Mortgage which remains uncured for a period of ten (10) business days after receipt of written notice from Mortgagee; provided, however, if such default cannot be cured with such period, Mortgagor shall have such longer period of time to cure such default provided, in Mortgagee's sole discretion, Mortgagor is proceeding with due diligence, but in no event shall such period of time exceed thirty (30) Business Days; provided, further, that the cure periods set forth in this Section 5.01(b) are subject in all cases to the terms, conditions and provisions of the Loan Agreement;

          SECTION 5.02. Fixtures. Upon the occurrence of any Event of Default, or at any time thereafter, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Subject Property either as real property or personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Subject Property made under the power of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any personal property and fixtures included in the Subject Property relating to such real property.

          SECTION 5.03. Remedies Cumulative. All notice and cure periods provided in this Leasehold Mortgage, the Loan Agreement or any other Loan Document shall run concurrently with any notice or cure periods provided under applicable law. No remedy or right of Mortgagee hereunder, under the Loan Agreement and any other Loan Document or otherwise, or available under applicable law, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing at law or in equity under any such document or under applicable law. No failure or delay by Mortgagee in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Mortgagee. All obligations of Mortgagor, and all rights, powers and remedies of Mortgagee expressed herein shall be in addition to, and not in limitation of, those provided by law, equity or in the Loan Agreement and any other Loan Document.

          SECTION 5.04. Possession of Property. Mortgagor hereby waives, while any Event of Default exists, all right to the possession, income, earnings, revenues, issues, profits and Rents of the Property. Mortgagee or a Receiver (as the case may be as the Person exercising the rights under this Section) is hereby expressly authorized and empowered to the extent permitted by applicable law, but not obligated, while any Event of Default exists, (i) to enter into and upon and take possession of, and operate all facilities on, the Property or any part thereof, personally, or by its agents or attorneys, and exclude Mortgagor therefrom without liability for trespass, damages or otherwise; (ii) to enter upon and take and maintain possession of all of the documents, books, records, papers and accounts of Mortgagor relating to the possession and operation of the Subject Property; (iii) to conduct, either personally or by its agents, the business of the Property; (iv) to exercise all rights of Mortgagor with respect to the Subject Property, including, without limitation, the right to sue for or otherwise collect the Rents, including those that are unpaid; (v) to complete any Alteration or Restoration in progress on the Property at the expense of Mortgagor at reasonable and customary cost or at such cost previously agreed to by Mortgagor, and (vi) to apply all income of the Property, to the extent Mortgagor has any right to such income, less the necessary or appropriate expenses of collection thereof, either for the operation, care and preservation of the Property, or, at the election of the Person exercising the rights under this Section in its sole discretion, as provided in Section 5.09 hereof. The Person exercising the rights under this Section is also hereby granted full and complete authority while any Default exists (vii) to employ watchmen to protect the Subject Property; (viii) to continue any and all outstanding contracts for the erection and completion of Improvements to the Property; (ix) to make all necessary and proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Property that, in its sole discretion, it may deem appropriate; (x) to insure and reinsure the Property for all risks incidental to Mortgagee's possession, operation and management thereof; (xi) to make and enter into any contracts obligations wherever necessary in its own name for the operation, care and preservation of the Subject Property, and (xii) to pay and discharge all debts, obligations and liabilities incurred thereby, all at the expense of Mortgagor. The Person exercising the rights under this Section shall not be liable to account for any action taken hereunder, and shall not be liable for any loss sustained by Mortgagor resulting from any act or omission of such Person, except to the extent such loss is caused by such Person's willful misconduct or gross negligence. All such expenditures by the Person exercising the rights under this Section shall be Obligations hereunder.

          SECTION 5.05. Foreclosure; Receiver. While any Event of Default exists, Mortgagee with or without entry, shall also have the following rights:

          (a) to institute a proceeding or proceedings, by advertisement, judicial process or otherwise, as provided under applicable law, for the complete or partial foreclosure of this Leasehold Mortgage or the complete or partial sale of the Subject Property under the power of sale hereunder or under any applicable provision of law;

          (b) to sell the Subject Property and all estate, right, title and interest of Mortgagor therein as a whole or in separate parcels, at one or more sales, at such time and place and upon such terms and conditions as may be required by applicable law;

          (c) to take such steps to protect and enforce rights, whether by action, suit or proceeding in equity or at law, for the specific performance of any provision in the Loan Documents, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy Mortgagee shall elect;

          (d) to apply for the appointment of a receiver, supervisor, trustee, liquidator, conservator or other custodian (a "Receiver") of the Subject Property or any part thereof and all earnings, revenues, Rents, issues, profits and income thereof, to the extent permitted by law without giving notice to any other party and without regard to the adequacy or inadequacy of the security of the Subject Property or the solvency of either Mortgagor or any other Person and Mortgagor agrees that it shall not oppose the appointment of a Receiver; and

          (e) to take all such other steps and to assert all such other rights and remedies as shall be permitted by applicable law.

          (f) Mortgagee understands and acknowledges that, on the date hereof, Mortgagor has no present right, title or interest whatsoever in the Fee Interest or to any rents or income arising therefrom, and therefore, until such time as Mortgagor does own the Fee Interest, Mortgagee has no rights or power to sell or offer for sale, or to force the sale of the Fee Interest.

The purchase money, proceeds or avails of any foreclosure or sale after default and any other sums which then may be held by Mortgagee under this Leasehold Mortgage shall be applied as provided in Section 5.09 hereof.

          SECTION 5.06. No Liability on Mortgagee. Notwithstanding anything contained herein, this Leasehold Mortgage is only intended as security for the Obligations and Mortgagee shall not be obligated to perform or discharge, and Mortgagee need not perform or discharge, any obligation, duty or liability of Mortgagor with respect to any of the Subject Property. Mortgagee shall not have responsibility for the control, care, management or repair of the Property nor shall Mortgagee be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any licensee, employee, tenant or stranger, unless Mortgagee takes physical possession and occupancy of the Subject Property and such loss, injury or death is not a result of the direct action by Mortgagee. No liability shall be enforced or asserted against Mortgagee in its exercise of the powers herein granted to it, and Mortgagor expressly waives and releases any such liability. Should Mortgagee or any Person exercising rights on its behalf incur any such liability, loss or damage, under or by reason hereof, or in the defense of any claims or demands, Mortgagor agrees to reimburse Mortgagee and such Person, immediately upon demand (provided such demand is accompanied by an itemized statement) for the amount thereof, including costs, expenses and reasonable attorneys' fees, and any such obligations of Mortgagor shall be Obligations hereunder and shall survive any foreclosure or transfer in lieu of foreclosure of this Leasehold Mortgage and the release of this Leasehold Mortgage.

          SECTION 5.07. Assignment of Leases. (a) Subject to paragraph (d) below and the provisions of Section 6.15, the assignments of the Leases and the Rent under Granting Clauses VI and VII are and shall be present, absolute and irrevocable assignments by Mortgagor to Mortgagee and, subject to the license to Mortgagor under Section 5.07(b), Mortgagee or a Receiver appointed pursuant to
Section 5.05(d) (as the case may be as the Person exercising the rights under this Section) shall have the absolute, immediate and continuing right to collect and receive all Rents now or hereafter, including during any period of redemption, accruing with respect to the Property. At the request of Mortgagee or such Receiver, Mortgagor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Leases or specific assignment of any Lease which Mortgagee or such Receiver may require from time to time (all in form and substance reasonably satisfactory to Mortgagee of such Receiver) to effectuate, complete, perfect, continue or preserve the assignments of the Leases and the Rents under Granting Clauses VI and VII.

          (b) As long as no Event of Default exists, Mortgagor shall have the right under a license granted hereby, subject to Section 5.07(c), to collect all Rents upon, but not prior to fifteen (15) days before, the due date thereof.

          (c) If any Event of Default exists, Mortgagee or Receiver appointed pursuant to Section 5.05(d) (as the case may be as the Person exercising the rights under this Section) shall have the right to do any of the following: (i) terminate the license granted under Section 5.07(b) by notice to Mortgagor (ii) exercise the rights and remedies provided to Mortgagor under the Site Lease;
(iii) exercise the rights and remedies provided under Section 5.04, Section 5.05 or under applicable law; (iv) as attorney in-fact or agent of Mortgagor, or in its own name as the Person exercising the rights under this Section and under the powers herein granted, hold, operate, manage and control the Property and all other Subject Property, either personally or by its agents, contractors or nominees, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper and necessary to enforce the payment of any Rents, the Leases and other Subject Property relating thereto (including actions for the recovery of Rent, actions in forcible detainer and actions in distress of Rent); (v) cancel or terminate any Lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (vi) elect to disaffirm any Lease or sublease made subsequent hereto or subordinated to the lien hereof; and (vii) perform such other acts in connection with the management and operation of the Subject Property as the Person exercising the rights under this
Section in its discretion may deem proper, Mortgagor hereby granting full power and authority to exercise each and every one of the rights, privileges and powers contained herein at any and all times while an Event of Default exists without notice to Mortgagor.

          (d) Nothing in this Section 5.07 shall be construed to be an assumption by the Person exercising the rights under this Section, or to otherwise make such Person liable for the performance, of any of the obligations of Mortgagor under the Leases.

          SECTION 5.08. Sales. Except as otherwise provided herein, to the extent permitted under applicable law, at the election of Mortgagee, the following provisions shall apply to any sale of the Subject Property hereunder, whether made pursuant to the power of sale hereunder, any judicial proceeding, or any judgment or decree of foreclosure or sale or otherwise;

          (a) Mortgagee or the court officer (as the case may be as the Person conducting any sale) may conduct any number of sales as Mortgagee may direct from time to time. The power of sale hereunder or with respect hereto shall not be exhausted by any sale as to any part or parcel of the Subject Property which is not sold, unless and until the Obligations shall have been paid in full, and shall not be exhausted or impaired by any sale which is not completed or is defective. A sale may be as a whole or in part or parcels and Mortgagor hereby waives its right to direct the order in which the Subject Property or any part or parcel thereof is sold.

          (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or such postponed or adjourned sale without further notice.

          (c) Any statement of fact or other recital made in any instrument given by the Person conducting any sale as to the nonpayment of any Obligation, the existence of an Event of Default, the amount of the Obligations due and payable, the request to Mortgagee to sell, the notice of the time, place and terms of sale and of the Subject Property to be sold having been duly given, or any other act or thing having been duly done or not done by Mortgagor, Mortgagee, or any other Person, shall be taken as conclusive and binding against all other Persons as evidence of the truth of the facts so stated or recited.

          (d) Any sale shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Subject Property sold, and (to the extent permitted under applicable law) shall be a perpetual bar both at law and in equity against Mortgagor and any and all Persons claiming such Subject Property or any interest therein by, through or under Mortgagor. Mortgagee understands and acknowledges that on the date hereof, Mortgagor has no present estate, right, title or interest whatsoever in the Fee Interest or to any rents or income arising therefrom.

          (e) At any sale, Mortgagee may bid for and acquire the Subject Property sold and, in lieu of paying cash therefor may make settlement for the purchase price by causing the Secured Parties to credit against the Obligations, including the expenses of the sale and the cost of any enforcement proceeding hereunder, the amount of the bid made therefor to the extent necessary to satisfy such bid.

          (f) In the event that Mortgagor or any Person claiming by, through or under Mortgagor shall transfer or fail to surrender possession of the Subject Property after any sale thereof, then Mortgagor or such Person shall be deemed tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and unlawful detainer proceedings, or subject to any other right or remedy available, hereunder or under applicable law.

          (g) Upon any sale, it shall not be necessary for the Person conducting such sale to have any Subject Property being sold present or constructively in its possession.

          (h) To the extent permitted under applicable law, in the event that a foreclosure hereunder shall be commenced by Mortgagee, Mortgagee may at any time before the sale abandon the sale, and may institute suit for the collection of the Obligations or for the foreclosure of this Leasehold Mortgage; or in the event that Mortgagee should institute a suit for collection of the Obligations or the foreclosure of this Leasehold Mortgage, Mortgagee may at any time before the entry of final judgment in said suit dismiss the same and sell the Subject Property in accordance with the provisions of this Leasehold Mortgage.

          SECTION 5.09. Application of Proceeds. The proceeds of any sale of any of the Subject Property made pursuant to this Article V shall be applied as follows:

          (a) First, to the payment of all reasonable costs and expenses incident to the enforcement of this Leasehold Mortgage paid or incurred by Mortgagee or the agent for enforcement, protection or collection, including, without limitation, reasonable costs, attorneys' fees, stenographers' fees, costs of advertising, costs of documentary evidence of title (including title search and insurance), all other related charges and costs, and a reasonable compensation to the agents and attorneys of Mortgagee and of agent;

          (b) Second, to the payment or prepayment of the Obligations, in such order as Mortgagee shall elect; and

          (c) Third, the remainder, if any, shall be paid to Mortgagor or such other person or persons as may be entitled thereto by law;

provided, however, if applicable law requires such proceeds to be paid or applied in a manner other than as set forth above in this Section 5.09, then such proceeds shall be paid or applied in accordance with such applicable law.

                                   ARTICLE VI

                                     GENERAL

          SECTION 6.01. Fixture Filing. To the extent that the Subject Property includes items of personal property which are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Leasehold Mortgage in the real estate records of the county in which such Subject Property is located shall also operate from the time of filing as a fixture filing with respect to such Subject Property, and the following information is applicable for the purpose of such fixture filing, to wit:

                     (a)       Name and Address of the Debtor:

                               Attention:

                     (b)       Name and Address of the Secured Party:

                               Atherton Capital Incorporated
                               1001 Bayhill Drive, Suite 155
                               San Bruno, California 94066
                               Attention:  David L. Elder

                     (c) This financing statement covers goods or items of personal property which are or are to become fixtures upon the Property.

                     (d)       Name and address of record owners:

                               Attention:


          SECTION 6.02. Defeasance. If all of the Obligations shall have been paid in full, and if Mortgagor shall have performed and observed all the covenants, obligations and conditions to be performed by Mortgagor pursuant to the Loan Documents, and each of the Loan Documents shall have been terminated, then this Leasehold Mortgage shall cease, terminate and, thereafter, be of no further force or effect (except as provided in Sections 4.01, 4.02 and 5.06). Upon such termination and Mortgagor's request, appropriate release shall promptly be made by Mortgagee to the Person or Persons legally entitled thereto at Mortgagor's reasonable expense.

          SECTION 6.03. Notices. Each notice, demand or other communication given to Mortgagor or Mortgagee in connection with this Leasehold Mortgage shall be given in the manner set forth in the Loan Agreement and shall be sent to the addresses shown below or such other addresses which the parties may provide to one another in accordance with the Loan Agreement.

          To Mortgagee:        Atherton Capital Incorporated
                               1001 Bayhill Drive, Suite 155
                               San Bruno, California 94066
                               Attention:  David L. Elder
                               Telephone:    (415) 827-7800
                               Telecopier:   (415) 827-7950

          with a copy to       Bankers Trust Company

          Loan Servicer:       Corporate Trust and Agency Group
                               Four Albany Street
                               New York, New York 10006
                               Attention:  Christopher Pohl
                               Telephone:    (212) 250-4984
                               Telecopier:   (212) 250-6151


          To Mortgagor:

                               Attention:
                               Telephone:
                               Telecopier:

          SECTION 6.04. Amendments in Writing. No amendment, consent, waiver or supplement in any way affecting Mortgagor's obligations or Mortgagee's rights under this Leasehold Mortgage shall in any event be effective unless contained in a writing signed by Mortgagee.

          SECTION 6.05. Governing Law; Construction. This Leasehold Mortgage shall be governed by the law of the state in which the Land is situated.

          SECTION 6.06. Successors and Assigns. Subject to the provisions of
Section 6.15, the covenants and agreements of Mortgagor hereunder, and the provisions hereof affecting Mortgagor, shall bind Mortgagor hereunder, its successors and assigns and all Persons claiming by, through or under Mortgagor and shall inure to the benefit of Mortgagor and its successors and permitted assigns. The rights and privileges of Mortgagee hereunder, and the provisions hereof affecting Mortgagee, shall inure to the benefit of Mortgagee hereunder and its successors and assigns.

          SECTION 6.07. Waiver. Mortgagor waives, on behalf of itself and all Persons now or hereafter interested in the Property or the other Subject Property, to the fullest extent permitted by applicable law, (i) all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, redemption, single action, election of remedies and marshalling statutes, laws or equities now or hereafter existing, (ii) any benefit of any law providing for the valuation or appraisal of the Property or the other Subject Property or any part thereof prior to any sale thereof; (iii) after any such sale, claim or exercise any right to redeem the property so sold or any part thereof; (iv) all benefit or advantage of any such law and covenants not to hinder, delay or impede the execution by Mortgagee of any power or remedy herein granted or available at law or in equity, but to suffer and permit the execution of every power and remedy as though no such law existed and (v) any and all requirements that at any time any action may be taken against any other Person. Mortgagor hereby acknowledges and agrees that no defense based on any of the foregoing will be asserted in any action enforcing this Leasehold Mortgage.

          SECTION 6.08. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASEHOLD MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENT OR FOR ANY COUNTERCLAIM THEREIN.

          SECTION 6.09. No Redemption. Mortgagor hereby waives, to the fullest extent permitted by applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Leasehold Mortgage or under any power contained herein on its own behalf and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Leasehold Mortgage.

          SECTION 6.10. Limitation by Law. All rights, remedies and powers provided in this Leasehold Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Leasehold Mortgage are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Leasehold Mortgage illegal, invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

          SECTION 6.11. Mortgagee's Performance. If Mortgagor shall fail to pay or perform any of its obligations herein contained (including, without limitation, payment of expenses of foreclosure and court costs) or under the Loan Documents each with respect to the Subject Property, Mortgagee upon ten
(10) business days prior written notice to Mortgagor (except as otherwise expressly permitted by any Loan Document in the event of an emergency when no notice need be given) may, but need not, make (or cause to be made) any such payment or perform (or cause to be performed) any such obligation of Mortgagor hereunder or thereunder (provided Mortgagor is not contesting such payment or performance in accordance with Section 2.09 and the failure to so perform such obligation would have a Material Adverse Effect), in any form and manner deemed reasonably expedient by Mortgagee as agent or attorney-in-fact of Mortgagor, and any amount so paid or expended (plus reasonable compensation to Mortgagee for its out-of-pocket and other expenses (including legal expenses) for each matter for which it acts under this Leasehold Mortgage), with interest thereon at the Default Rate, shall be added to the Obligations and shall be repaid to Mortgagee upon demand. No such action of Mortgagee shall be considered as a waiver of any right accruing to it on account of the occurrence of any default on the part of Mortgagor under this Leasehold Mortgage, any Default, any Event of Default, or any default or event of default under any other Loan Document.

          SECTION 6.12. Subrogation. To the extent that Mortgagee, after the date hereof, pays pursuant to the terms of this Leasehold Mortgage any sum due under any provision of law or any instrument or documents creating any lien prior or superior to the lien of this Leasehold Mortgage, Mortgagee shall have and be entitled to a lien on the Subject Property equal in priority to that discharged, and Mortgagee shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence for the benefit of Mortgagee to secure the amount expended by Mortgagee on account of or in connection with such lien.

          SECTION 6.13. Conflicting Provisions. To the extent there exists any conflict or inconsistency between the terms of this Leasehold Mortgage and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern.

          SECTION 6.14. Counterparts. This Leasehold Mortgage may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          SECTION 6.15. Effectiveness of Document. Notwithstanding any other provision of this Leasehold Mortgage to the contrary, in the event that this Leasehold Mortgage or the execution and delivery hereof would cause Mortgagor to be in default under any Site Lease by reason of the failure of Mortgagor to obtain the prior consent of the landlord under the Site Lease to this Leasehold Mortgage or the execution and delivery hereof, Mortgagee hereby agrees, solely for the purpose of avoiding any such default by Mortgagor, that this Leasehold Mortgage shall not be effective, and that Mortgagee will not record this Leasehold Mortgage or otherwise exercise any of its remedies hereunder, unless and until such required consent (if any) of the landlord under the Site Lease shall have been obtained. Mortgagor hereby agrees that if an Event of Default shall have occurred and be continuing, then, upon the request of Mortgagee, Mortgagor shall obtain the consent of the landlord under the Site Lease to this Leasehold Mortgage and the exercise of remedies hereunder and take whatever action shall be necessary to record the Site Lease or a memorandum thereof and this Leasehold Mortgage as a mortgage lien on the leasehold estate created by the Site Lease. Mortgagor irrevocably constitutes and appoints Mortgagee the true and lawful attorney-in-fact of Mortgagor, so long as any such Event of Default has occurred and is continuing, to execute, acknowledge, swear to and file any documents in the name of Mortgagor necessary to record the Site Lease or a memorandum thereof and this Leasehold Mortgage as a mortgage lien on the leasehold estate created by the Site Lease; it being expressly acknowledged that the foregoing power of attorney is coupled with an interest and shall survive the dissolution of Mortgagor or assignment by Mortgagor of its rights hereunder.

          SECTION 6.16. Recourse. Except as otherwise expressly set forth in this Section 6.16, Mortgagee shall have no recourse against any shareholder, owner, partner, officer, director, agent or employee of or in Mortgagor or of or in any partner in or shareholder of Mortgagor (all such Persons, except to the extent any such Person is obligated under a Guaranty, referred to collectively as "Exculpated Persons") for the repayment of the Loan. Notwithstanding the provisions of this Section 6.16, nothing herein or in any other Loan Document shall: (i) prevent Mortgagee's recourse to Mortgagor, the Restaurant, the Collateral or the Property or against any Guarantor under a Guaranty; (ii) constitute a waiver, release or discharge of any Indebtedness or Obligation evidenced by the Loan or arising under or secured by this Mortgage or any of the other Loan Documents, but the same shall continue until fully paid or discharged; (iii) affect or in any way limit the rights and remedies of Mortgagee under this Mortgage or under any other Loan Document; or (iv) limit the personal liability of any Exculpated Person for misappropriation or misallocation of any funds, fraud, misrepresentation or willful damage to the Restaurant, the Property or any portion thereof or for any environmental indemnity under the Loan Documents.


                              [Signature Page Next]

          IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Leasehold Mortgage as of the date first written above.

                                        SYBRA, INC.,
                                        a Michigan corporation


                                        By:  _______________________
                                             Name:
                                             Title:

[Corporate Seal]



Attest:



By:  __________________________
     Name:


By:  __________________________
     Name:


This instrument was prepared
by and when recorded should
be returned to:

ATHERTON CAPITAL INCORPORATED
1001 Bayhill Drive, Suite 155
San Bruno, California 94066
Attention:  David L. Elder

                          ACKNOWLEDGEMENT FOR MORTGAGOR


STATE OF  ________________________

COUNTY OF ________________________


          The foregoing instrument was acknowledged before me this ____ day of ___________, 19__, by _______________________, the _______________________ of
Sybra, Inc., a Michigan corporation.


                                 NOTARY PUBLIC:




                                 Name:
                                 Notary Public

                                 My commission expires on ___________ ___, 19__.
[Notary Seal]